Exhibit 10.7

[ **** ] indicates confidential portions have been redacted and submitted separately pursuant to confidentiality request with the Commission

CLINICAL TRIAL RESEARCH AGREEMENT

This Agreement is entered into as of the last date on the signature page hereof (“Effective Date”), by and between DUKE UNIVERSITY, a nonprofit educational and health care institution located at Office of Grants and Contracts, DUMC Box 3001, 107 Seeley G. Mudd Building, Durham, NC 27710, hereinafter called “Institution,” and MEDAREX, INC., a New Jersey corporation with its principal place of business located at 707 State Road, Suite 206, Princeton, New Jersey 08540-1437, hereinafter called “Medarex”.

RECITALS

WHEREAS, Medarex desires Institution to study the safety and/or efficacy of [ **** ] (the “Study Drug”); and

WHEREAS, Institution is willing to perform certain clinical trial research with the Study Drug pursuant to the terms of this Agreement (the “Study”);

WHEREAS, the Study contemplated by this Agreement is of mutual interest and benefit to Institution and Medarex, and will further the instructional and research objectives of Institution in a manner consistent with its status as a nonprofit educational and health care institution,

NOW THEREFORE, based upon the promises and mutual covenants set forth herein, the parties hereto agree as follows:

AGREEMENT

1.                                      SCOPE OF WORK

Institution and Principal Investigator (defined in Article 2 below) agree to perform the Study under this Agreement strictly in accordance with the terms of the final protocol, including as it may be amended in accordance with the terms of this Agreement, for the Study entitled “A Phase I Open-Label, Dose-Escalation, Multi-Dose Study of [ **** ]” which is attached as Exhibit A (the “Protocol”) and which is incorporated into this Agreement by reference. Institution represents and warrants that, to its best knowledge, its facilities and population are adequate to perform the Study contemplated by this Agreement and the Protocol. Institution and Principal Investigator agree that all aspects of the Study shall be conducted in conformity with all applicable supranational, national, state and other local laws and regulations, including any applicable requirements of the Health Insurance Portability and Accountability Act of 1996 and the United States Food and Drug Administration (“FDA”) (collectively, “Applicable Law”).

2.                                      PRINCIPAL INVESTIGATOR

A.                                    Appointment and Substitution of Principal Investigator.

(i)                                    Institution’s principal investigator is Michael Morse, M.D., (who with any sub-investigators shall be collectively referred to as “Principal Investigator”). Principal Investigator shall direct and supervise the performance of the Study in accordance with applicable Institution policies, the Protocol and this Agreement.

(ii)                                In the event that the Principal Investigator who signs either the Protocol and/or this Agreement leaves or is removed from the Institution or otherwise becomes unavailable to direct and supervise the performance of the Study, then Institution shall, within ten (10) days of such event, provide written notice thereof to Medarex and propose a replacement for the Principal Investigator with appropriate qualifications. Any successor to Principal Investigator must be approved, in writing, by Medarex and such successor shall be required to agree to all the terms and conditions of the Protocol and this Agreement and to sign each such document as evidence of such agreement (although failure to so sign shall not relieve such successor from abiding with all the terms and conditions of the Protocol and this Agreement). If Institution does not identify a qualified successor to Principal Investigator as provided above, or if the Medarex does not approve the successor proposed by the Institution, Medarex shall have the right to terminate this Agreement as provided in Section 6. A.

B.                                    No Debarment.

(i)                                    Institution and Principal Investigator represent that they shall not use in any capacity, in connection with any services to be performed under this Agreement, any individual who has been debarred pursuant to § 306(a) or § 306(b) of the Federal Food, Drug and Cosmetic Act, or excluded from a federal healthcare program (“Debarred”).

(ii)                                Institution and Principal Investigator agree to immediately inform Medarex in writing if any person who is performing services hereunder is Debarred or if any action, suit, claim, investigation or legal or administrative proceeding is pending, or, to the best of Institution’s knowledge, is threatened, that could result in Institution or any person performing services hereunder becoming Debarred.

(iii)                            Principal Investigator represents that s/he is not Debarred and that no action, suit, claim investigation or legal or administrative proceeding is pending or threatened that could result in Principal Investigator becoming Debarred, and Principal Investigator agrees to immediately inform Medarex in writing if any such action, suit, claim, investigation or legal or administrative proceeding is threatened or commenced.

C.                                    Disclosure of Financial Interest.

(i)                                    Institution shall ensure that the Principal Investigator and other researchers engaged in a Study individually complete the form for the disclosure of financial interests and arrangements as attached at Appendix B as updated from time to time by Medarex to conform with applicable laws and regulations (the “Disclosure”) and return it to Medarex. If circumstances change during the Study, and the Disclosure submitted by Principal Investigator is no longer truthful and accurate, then Principal Investigator will promptly submit to Medarex an updated Disclosure reflecting the new circumstances.

(ii)                                Medarex will hold any Disclosures in confidence and will only use such Disclosure in meeting FDA regulatory requirements under 21 C.F.R. Part 54. By completing the Disclosure, Principal Investigator certifies that the Disclosure supplied is truthful and accurate. Failure to return a completed Disclosure to Medarex shall be a material breach of this Agreement that may result in Medarex terminating this Agreement.

3.                                      PROJECT MONITOR AND INSPECTION RIGHTS

A.                                    Medarex may designate from time to time certain of its employees, consultants or contractors as project monitors (“Project Monitor(s)”). During the Study and for a reasonable time after completion or early termination of the Study, the Project Monitor(s) may, with reasonable advance notice and during regular business hours:

(i)                                    examine and inspect Institution facilities used in the performance of the Study; and

(ii)                                inspect, audit, and copy or have copied, all data and work product generated in the performance of the Study conducted under this Agreement, and all other data necessary for Medarex to confirm that the Study is being conducted in conformance with the Protocol and in compliance with all Applicable Law.

B.                                    Institution agrees to cooperate with and assist Medarex, to the extent deemed reasonable by Medarex, in order to facilitate the Project Monitor’s examination, inspection, auditing and copying of materials relating to the Study and in order to enforce the rights granted to Medarex in this Article 3.

C.                                    Principal Investigator and Institution agree to take any action necessary, as reasonably requested by Medarex, to properly correct or address any deficiencies noted by the Project Monitors during any audit and agree to cooperate with Medarex with respect to any action taken to address any such deficiencies.

4.                                      CLINICAL TRIAL APPROVALS

A.                                    Institution shall be responsible for obtaining the following:

(i)                                    approval of the Protocol, any informed consent relating to the Study and advertisement, if any, pertaining to the enrollment of subjects in the Study by the appropriate Institutional Review Board (“IRB”) prior to beginning any Study on human subjects; and

(ii)                                an informed consent which complies with all Applicable Law signed by or on behalf of each human subject prior to the subject’s participating in the Study.

B.                                    In the event the IRB requires changes in the Protocol or form of informed consent, Institution shall advise Medarex in advance of such changes and all modifications to the Protocol, and Medarex must approve all such changes in advance. Institution and Principal

Investigator shall not modify the Protocol or the informed consent as approved by the IRB without the prior written approval of Medarex.

5.                                      TERM OF AGREEMENT

A.                                    The term of this Agreement shall commence on the Effective Date and shall expire upon the completion of the Study and the receipt and acceptance by Medarex of the final Study documentation required to be provided under the Protocol.

B.                                    It is anticipated that the Study shall begin on March 2004, and shall be completed on March 2005. If at any time Institution or Principal Investigator have reason to believe that the Study shall not be initiated or completed as per the above schedule, they shall advise Medarex in writing of the reason(s) and length of additional time required to commence or complete work, and if such delay is due to the negligence or willful misconduct of Institution or Principal Investigator, then Medarex may terminate this Agreement as provided in Article 6.

6.                                      TERMINATION AND ENROLLMENT CAP

A.                                    Medarex may terminate this Agreement by giving thirty (30) days written notice to Institution. In the event thirty (30) days is determined by Institution to be insufficient notice based upon evaluation of risks to enrolled research subject(s) then receiving the Study Drug, the parties shall cooperate to safely withdraw subjects from drug treatment as soon as reasonably possible. Notwithstanding the foregoing, in the event Medarex believes that immediate termination is necessary due to its evaluation of risks to enrolled research subject(s), Medarex may terminate this Agreement immediately.

B.                                    Notwithstanding any other provision hereof, Medarex shall be entitled to terminate this Agreement for any Material Breach which shall be defined as Institution’s failure to comply with (a) its obligations and responsibilities hereunder and the terms and conditions of this Agreement (b) the Protocol; or (c) Applicable Law relevant to the Study.

C.                                    In the event of any termination:

(i)                                    Institution and Principal Investigator shall return to Medarex all unused materials, including but not limited to, Study Drug and clinical supplies (unless written authorization to retain or destroy them is given by Medarex, in which case Institution and Principal Investigator shall comply with the applicable provisions of Article 12 hereof);

(ii)                                except in the event of termination because of a Material Breach by Institution or Principal Investigator, and unless otherwise specified in writing between the parties, the total sums payable by Medarex pursuant to this Agreement shall be pro-rated for actual work performed and non-cancelable expenses incurred in accordance with the Protocol to date of termination with any unexpended portion of funds previously paid by Medarex to Institution being refunded to Medarex;

(iii)                            in the event of termination as a result of a Material Breach, the parties agree to make a good faith effort to reach agreement to compensate Institution for actual work performed and non-cancelable expenses incurred in accordance with the Protocol to date of termination to the extent that such work can be used in the further development of the Study Drug, but in no event more than the pro-rated amounts as provided in subsection (ii) above; and

(iv)                               Institution and Principal Investigator shall return to Medarex all Confidential Information provided by Medarex (as defined in Article 9 hereof) in the possession of Institution and Principal Investigator.

D.                                    The termination of this Agreement shall not relieve either party of its obligation to the other in respect of:

(i)                                    retaining in confidence all Confidential Information (as defined in Article 9 hereof);

(ii)                                complying with record keeping and reporting obligations (as set forth in Article 7 hereof);

(iii)                            providing prior review for any publications (as set forth in Article II hereof) and obtaining written approval and consents for publicity and promotional purposes (as set forth in Article 18 hereof);

(iv)                               compensation by Medarex for services performed by Institution to date of termination, except as set forth in Article 6.C(iii) hereof;

(v)                                   complying with obligations relating to clinical supplies (as set forth in Article 12 hereof);

(vi)                               indemnification and insurance (as set forth in Article 13 hereof);

(vii)                           inspection rights (as set forth in Article 3 hereof); and

(viii)                       obligation to assist in obtaining patent protection (as set forth in Article 14 hereof), if applicable all of which obligations are binding on the appropriate party and shall survive any termination and remain in full force and effect as set forth in this Agreement.

E.                                      Institution and Principal Investigator agree that during the term of this Agreement and for a period of six (6) months thereafter, they shall neither directly nor indirectly solicit for employment, or otherwise retain employees of Medarex, whom Institution and Principal Investigator have encountered as a result of performance of the Study(ies) for Medarex.

F.                                      Institution shall neither disclose to Medarex nor induce Medarex to use any secret or confidential information or material belonging to third parties, including other sponsors of other clinical trials.

G.                                    Medarex reserves the right to limit enrollment in the Study by giving written notice, or by giving notice by telephone followed by written notice, to Institution and Principal Investigator to cease further enrollment in the Study beyond the number of patients set forth in such notice (the “Enrollment Cap”). Upon receipt of such notice, Institution and Principal Investigator agree to enroll no further patients in the Study. Unless otherwise specified in writing between the parties, in the event of such a notice to cease further enrollment, the total sums payable by Medarex pursuant to this Agreement shall be pro-rated for the number of patients enrolled to the date of such notice, with any funds for patients beyond the Enrollment Cap previously paid by Medarex to Institution being refunded to Medarex.

7.                                      RECORDS AND REPORTS

A.                                    Principal Investigator and Institution shall have the following record keeping and reporting obligations:

(i)                                    preparation and maintenance of complete, accurate written records, accounts, notes, reports and data relating to the Study under this Agreement; and

(ii)                                preparation of and submission to Medarex (in a periodic and timely manner during the term of this Agreement) all raw data and other material as required in the Protocol in the form of properly completed patient case report forms (“Case Report Forms”) or into an electronic database (i.e., remote data entry) made available by Medarex for each patient as provided in the Protocol. Case Report Forms and the electronic database shall be the exclusive property of Medarex.

B.                                    Principal Investigator and Institution agree to notify Medarex within twenty-four (24) hours after learning of any serious and/or unexpected adverse drug reaction affecting any patient in the Study. Principal Investigator and Institution further agree to follow up such notification of adverse drug reaction with appropriate reports to Medarex and, as appropriate, regulatory authorities in compliance with the Protocol and Applicable Law.

C.                                    Principal Investigator and Institution further agree to maintain records and data during and after the term or early termination of this Agreement in compliance with Applicable Law.

D.                                    Principal Investigator and Institution agree to notify Medarex within twenty-four (24) hours in the event that the FDA or any other regulatory authority notifies the Study site of a pending inspection/audit. In addition, Principal Investigator and Institution shall forward to Medarex any written communication received as a result of the inspection/audit within twenty-four (24) hours of receipt of such communication and Institution agrees to allow Medarex to assist in responding to any such communication that requires a response. Such responses by Institution shall be made within two (2) weeks of issuance of any such communication or within any earlier deadline set by the issuing regulatory authority or Applicable Law. Principal Investigator and Institution shall also provide to Medarex copies of any documents related to the Study provided to any inspector or auditor. If the FDA or other regulatory authority requests or requires any action to be taken to address any such communication, Principal Investigator and Institution agree, after consultation with Medarex, to take such action as necessary to address such communication, and agree to cooperate with Medarex with respect to any such communication and/or action taken with respect thereto.

8.                                      COST AND PAYMENT

Medarex shall pay Institution for the performance of the Study as provided in the budget for the Study that is attached as Exhibit C (the “Budget”) and which is incorporated into this Agreement by reference. The parties acknowledge that the payment(s) set forth in the Budget are adequate consideration for the work undertaken hereunder. Unless otherwise agreed in writing by a duly authorized officer of Medarex, Medarex shall have no obligation to make any payments to Institution or Principal Investigator in addition to those contained in the Budget.

9.                                      CONFIDENTIAL INFORMATION

A.                                    “Confidential Information” shall mean any and all confidential or proprietary information obtained from Medarex, or generated, created or learned by Institution or Principal Investigator as a result of performing the Study under this Agreement, including without limitation commercial, scientific, medical and technical information and data relating to Medarex, the Study Drug or any Study, any information derived therefrom, the Protocol, the investigator’s brochure, interim results and any other information or material disclosed under secrecy agreements previously entered into between the parties. During and for a period of five (5) years after the term or early termination of this Agreement, Institution and Principal Investigator shall retain in confidence all Confidential Information. Confidential Information shall not include information:

(i)                                    which is or becomes public knowledge through no fault of Institution or Principal Investigator; or

(ii)                                which is lawfully made available to Institution or Principal Investigator by an independent third party owing no obligation of confidentiality to Medarex with regard thereto (and such lawful right can be properly demonstrated by Institution or Principal Investigator); or

(iii)                            which is already in Institution’s or Principal Investigator’s possession at the time of receipt from Medarex (and such prior possession can be properly demonstrated by contemporaneous written records belonging to Institution or Principal Investigator); or

(iv)                               which is independently developed by Institution personnel without access to or reliance upon Confidential Information provided by Medarex hereunder (and such independent development can be properly demonstrated by contemporaneous written records belonging to Institution or Principal Investigator).

B.                                    Subject to applicable federal, state or local legal and regulatory requirements, Institution and Principal Investigator agree to promptly return to Medarex, upon its request, all Confidential Information obtained from Medarex pursuant to this Agreement; provided, however, that Institution’s legal counsel may retain one copy of such Confidential Information in a secure location for purposes of identifying Institution’s obligations under these confidentiality provisions, and provided further, that Principal Investigator may retain a copy of the Study results for use in accordance with the terms of this Agreement.

C.                                    Institution and Principal Investigator shall not use Confidential Information for any purpose other than performance in accordance with this Agreement. Institution and Principal Investigator shall limit disclosure of Confidential Information received hereunder to only those of their representatives, agents, officers and employees (collectively, “Agents”) who are directly involved with the Study and only if such Agents are subject to binding obligations of confidentiality at least as protective as those agreed upon in this Agreement. Institution and Principal Investigator shall protect the confidentiality of Confidential Information using at least the same level of effort as it uses to protect their own confidential or proprietary information, but in no event shall Institution and Principal Investigator use less than commercially reasonable efforts.

D.                                    Institution and Principal Investigator acknowledge and expressly agree that any disclosure of Confidential Information in violation of this Agreement may be detrimental to Medarex’s business and may cause it irreparable harm and damage. In accordance with Applicable Law and in addition to any other rights and remedies provided herein, Medarex shall be entitled to seek equitable relief by way of injunction or otherwise.

10.                               PERMITTED DISCLOSURES

Notwithstanding anything to the contrary in this Agreement, Institution may disclose Confidential Information to the extent, and to the persons and/or entities, required by governmental law, rule, regulation or order; provided, however, that if possible, Institution both (i) gives prompt notice to Medarex of the disclosure requirement in order to allow to Medarex to obtain any available limitation on or exemptions from such disclosure requirement, and (ii) reasonably cooperates in such efforts by Medarex.

11.                               DATA, PUBLICATIONS AND OTHER RIGHTS

In recognition of the importance of disseminating information relating to any novel or important observations or results arising from the Study and understanding that such need must be balanced with Medarex’s obligations to maintain control over Confidential Information as well as to comply with appropriate rules and regulations of the FDA, the parties hereby agree to the following:

A.                                    All research data and results generated during the course of the Study shall be the property of Medarex, and Medarex shall have the right to use such data and results for any purpose in accordance with applicable law; provided, however that Medarex agrees to collect, use and disclose data from the Study with respect to any Study subject only in accordance with the authorization contained in the informed consent(s) obtained from such Study subject as part of the Study, unless otherwise required by law. Institution shall be free to use the results of the Study for its own internal, non-commercial research, educational, clinical and publication purposes without the payment of royalties or other fees. Principal Investigator and Institution further agree to execute any documents or under take any further actions if requested by Medarex to assign and transfer title to such data.

B.                                    Subject to the terms and conditions of this Agreement, Institution and. Principal Investigator have the right to publish or publicly present the results of the Study. Principal Investigator and Institution agree not to publish or publicly present any interim results of the Study without the prior written consent of Medarex, as provided below. Principal Investigator and Institution further agree to provide thirty (30) days written notice to Medarex prior to submission for publication or presentation to permit Medarex to review drafts of abstracts and manuscripts for publication (including, without limitation, slides and texts of oral or other public presentations and texts of any transmission through any electronic media, e.g., any computer access system such as the Internet, World Wide Web, etc., collectively or individually a “Public Presentation”) which contain any results arising out of the Study. Medarex shall have the right to review and comment, with respect to a Public Presentation, including but not limited to, the data analysis and presentation.

If the parties disagree concerning the accuracy and appropriateness of the data analysis and presentation, and/or presence of Medarex’s Confidential Information, Institution agrees to meet with Medarex’s representatives at the Study site or as otherwise agreed, prior to submission or performance of a Public Presentation, for the purpose of making good faith efforts to discuss and resolve any such disagreement.

C.                                    If the Study is part of a multi-center study, Institution and Principal Investigator agree that an initial Public Presentation of the Study results shall occur only as a multi-center publication of the results obtained by all the sites participating in that study, unless specific written permission is obtained in advance from Medarex for separate Public Presentation of that site’s results. The Public Presentation review procedures set forth in Article 11.B and E shall apply to the Public Presentation of the Study results as part of such multi-center publication.

D.                                    A Public Presentation shall not contain any Confidential Information provided by Medarex other than Study results and information necessary for the accurate presentation, interpretation and validation of the Study results. At Medarex’s request, Medarex shall be acknowledged as one of several or as the sole financial sponsor, as the case may be, of the Study reported in the Public Presentation.

E.                                      If Medarex believes there is patentable subject matter contained in any Public Presentation submitted for review, Medarex shall promptly identify such subject matter to Institution, and Institution shall delay any Public Presentation for up to an additional sixty (60) days to allow Medarex to obtain patent protection or take other measures, as Medarex deems necessary. At Medarex’s request and expense, Institution shall use its best efforts to assist Medarex to file a patent application covering such subject matter with the United States Patent and Trademark Office or through the Patent Cooperation Treaty prior to any Public Presentation.

F.                                      Medarex grants Institution the right, subject to the provisions of this Agreement, to use the results of the Study, including but not limited to, the results of tests and any raw data and statistical data generated therefrom, in accordance with the provisions of Article 11A above.

12.                               CLINICAL SUPPLIES

A.                                    Institution and Principal Investigator shall use the Study Drug and clinical supplies solely for the purpose of conducting the Study according to the Protocol and not for purposes that are contrary to the provisions of the Protocol or outside the scope of the Protocol. Medarex shall make available to Institution and Principal Investigator sufficient quantities of Study Drug to carry out the Study.

B.                                    Institution and Principal Investigator shall take responsibility for and reasonable steps to maintain appropriate records and assure appropriate supply, handling, storage, distribution and usage of these materials in accordance with the Protocol and Applicable Law.

C.                                    All unused Study Drug will be returned to Medarex at Medarex’s expense by Institution at the conclusion of the Study, or upon earlier termination of this Agreement, unless Medarex gives Institution or Principal Investigator written authorization to destroy or retain Study Drug. If Medarex authorizes Institution or Principal Investigator to destroy unused Study Drug, then Institution or Principal Investigator shall provide Medarex with certification of the Study Drug’s destruction according to Applicable Law.

13.                               INDEMNIFICATION AND INSURANCE

A.                                    Medarex shall indemnify, defend and hold harmless Institution, its trustees, officers, agents, employees and Principal Investigator, (and any named co-investigator) (collectively, “Institution Indemnitees”) from and against any and all losses, settlements, damages, judgments, expenses and costs (including reasonable attorneys’ fees and court costs) (“Losses”) resulting from any third-party claim, action or suit (“Third-Party Claim”) arising from an Institution Indemnitee’s performance of the Study in strict accordance with this Agreement.

B.                                    Notwithstanding the foregoing, Medarex shall have no indemnification obligation or liability, and Institution shall indemnify, defend and hold harmless Medarex, its parent corporation, subsidiaries, affiliates, officers, directors, agents, and employees for Losses resulting from any Third-Party Claim that arose from:

(i)                                    failure of an Institution Indemnitee to adhere to the terms and provisions of the Protocol or agreed amendments thereto or Medarex’s written recommendations and instructions relative to the administration and use of any drug substances involved in the Study, including, but not limited to, the Study Drug, any comparative drug and any placebo;

(ii)                                failure of an Institution Indemnitee to comply with any Applicable Law relevant to the performance of an Institution Indemnitee’s obligations under this Agreement;

(iii)                            failure of an Institution Indemnitee to render services in a professional manner or to conduct the Study in a normal, prudent manner; or

(iv)                               negligence, recklessness or willful misconduct or omission by an Institution Indemnitee related to the performance of services under this Agreement.

C.                                    A condition of Medarex’s indemnity obligation is that, whenever Principal Investigator and/or Institution has information from which it may reasonably conclude a Third-Party Claim has occurred, Institution shall immediately give notice to Medarex of all pertinent data surrounding such Third-Party Claim. In addition, Principal Investigator and Institution shall comply with all of their obligations with regard to adverse event reporting procedures as set forth in this Agreement and the Protocol and any appendix or attachment thereto. In the event a Third-Party Claim is made or suit is brought, Institution and Principal Investigator shall assist Medarex and cooperate in the gathering of information with respect to the time, place, and circumstances and in obtaining the names and addresses of the injured parties and available witnesses. Principal Investigator and Institution agree to cooperate with and to authorize Medarex to carry out sole management and defense of such claim or action. Neither Principal Investigator nor

Institution, its trustees, officers, a gents or employees shall compromise or settle any claim or action without the prior written approval of Medarex.

D.                                    Medarex will reimburse Institution and/or the Study subject for the reasonable costs and expenses incurred in diagnosing and treating unanticipated adverse effects, injuries, illnesses, or reactions that result from the use or application of Medarex`s investigational drug or device in the course of this Study.

E.                                      Institution shall secure and maintain in full force and effect through the performance of the Study (and following termination or early termination of the Study to cover any claims arising from the Study) insurance coverage for:

(i)                                    medical professional and/or medical malpractice liability (including coverage of Principal Investigator);

(ii)                                general liability (including coverage for the Study site); and

(iii)                            worker’s compensation, each such insurance coverage in amounts required by Applicable Law and appropriate to the conduct of Institution’s business activities and the services contemplated by the Study.

Upon request of Medarex, copies of certificates evidencing such insurance coverage will be made available to Medarex, and Institution shall provide thirty (30) days’ prior written notice to Medarex in the event of cancellation or any material change in such insurance.

F.                                      Medarex represents that it carries insurance coverage to protect against liability under this provision in amounts equal to at least three million dollars ($3,000,000) per occurrence combined single limit and ten million dollars ($10,000,000) annual aggregate, and Medarex agrees to furnish to Institution a certificate of insurance acceptable to Institution indicating the required coverage.

14.                               INVENTIONS AND PATENTS

A.                                    Neither anything contained in this Agreement nor the delivery of any Confidential Information to or by Institution or Principal Investigator shall be deemed to grant Institution or Principal Investigator any right or licenses under any ideas, know-how, trade secrets, technologies, discoveries, inventions, improvements, modifications or works of authorship, whether patentable, copyrightable or not, and all patent, copyright, trade secret or other intellectual property rights arising therefrom in any country of the world (“Inventions”) of Medarex (“Medarex Inventions”).

B.                                    Inventorship or authorship of Inventions that are made, conceived, reduced to practice, authored or otherwise developed or generated either solely by personnel of one Party or jointly by personnel of both Parties, in whole or in part, in the course of activities in connection with this Agreement (“Study Inventions”) shall be determined in accordance with United States patent or copyright laws, respectively, or by mutual agreement if the Study Invention is not patentable. Institution and Principal Investigator will disclose to Medarex in writing any and all Study Inventions within forty-five (45) working days of the earliest of such Study Invention’s conception, reduction to practice, invention, fixation in a tangible medium of expression or development. All such Study Inventions and any information with respect thereto, shall be deemed to be confidential, and shall be held in confidence by both parties subject to the provisions in Article 9.

C.                                    Medarex shall exclusively own all right, title and interest in and to all Medarex Inventions and all intellectual property rights appurtenant thereto. Title to Study Inventions shall reside with Medarex if Medarex personnel are the sole inventors, with Institution if Institution personnel are the sole inventors, and will be held jointly if both Institution and Medarex personnel are inventors. To the extent that Institution owns the rights of sole or joint inventorship of a Study Invention, Medarex is hereby granted, without option fee other than the consideration of the research sponsored herein and the reimbursement of Institution for a 11 patent expenses incurred prior to and during the option period related to the Study Invention, an option to acquire an exclusive, worldwide, fee and royalty-bearing license of Institution’s rights to any Study Invention, which option shall extend for ninety (90) days after Medarex’s receipt of a Study Invention disclosure. If Medarex notifies Institution in writing of its exercise of the option within the option period, then the parties will proceed in good faith to negotiate a license agreement within sixty (60) days after notification of exercise; and if Medarex does not exercise this option, or notifies Institution that it will not exercise this option, or the parties fail to sign a license agreement within said sixty (60) day negotiation period, then Medarex shall no longer own any rights in the subject Study Invention.

15.                               NOTICE

Whenever any notice is to be given hereunder, it shall be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or personally delivered to the appropriate party at the address indicated below, or at such other place or places as either party may designate in a written notice to the other:

To Institution:	Office of Grants and Contracts
Duke University Medical Center. Box 3001
107 Seeley G. Mudd Building
Durham, NC 27710
Attn.: Holly Snair, Interim Director

With a copy to:	Duke University
Office of University Counsel
2400 Pratt Street, Suite 4000
Durham, NC 27705

To Medarex:	Medarex, Inc.
519 Route 173 W
Bloomsbury, NJ 08801
Attn.: Richard Romasz

With a copy to:	Medarex, Inc.
707 State Road

Suite 206
Princeton, NJ 08540
Attn.: General Counsel

Notice shall be deemed to have been received at the earlier of receipt or five (5) days from the date of mailing (in the case of a letter).

16.                               ASSIGNMENT

This Agreement is not assignable or delegable by Institution and any attempted assignment or delegation in violation hereof shall be null and void. Medarex may assign this Agreement, without the prior consent of Institution, to an affiliated company or to a successor of substantially all of Medarex’s business interests by a merger, acquisition or transfer of assets. Notwithstanding such assignment, Medarex shall remain liable for all of its obligations under this Agreement.

17.                               APPLICABLE LAW

This Agreement shall be governed by the laws of the State of North Carolina as applied to agreements executed and performed entirely within the State of North Carolina by North Carolina residents. If either party engages attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its fees expended in engaging such attorneys.

18.                               PUBLICITY

Neither party shall use the name of the other party nor the name of any division or affiliated companies of Medarex for promotional purposes without the prior written consent of the party whose name is proposed to be used. Subject to the publication rights of Institution, no news release, publicity or other public announcement, either written or oral, regarding this Agreement or performance hereunder or results arising from the Study, shall be made by Institution without the prior written approval of Medarex.

19.                               INDEPENDENT CONTRACTOR

Institution and Principal Investigator are acting in the capacity of independent contractors hereunder and not as employees, agents or joint venturers of or with Medarex. Neither Institution nor Principal Investigator shall have any authority to represent, bind or act on behalf of Medarex.

20.                               AGREEMENT MODIFICATIONS

Neither this Agreement nor the Protocol may be altered, amended or modified except by written document signed by duly authorized representatives of both parties.

21.                               SEVERABILITY

If any term or condition of this Agreement, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held illegal, invalid or unenforceable, the remaining terms and conditions of this Agreement shall not be affected thereby and such terms and conditions shall be valid and enforceable to the fullest extent permitted by law.

22.                               NO WAIVER

Failure on the part of Medarex to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right nor operate to bar the exercise or enforcement thereof at any time or times thereafter.

23.                               FORCE MAJEURE

Noncompliance by either party with the obligations of this Agreement due to force majeure, (laws or regulations of any government, war, civil commotion, destruction of production facilities and materials, fire, flood, earthquake or storm, labor disturbances, shortage of materials, failure of public utilities or common carriers), or any other causes beyond the reasonable control of the applicable party, shall not constitute breach of this Agreement and such party shall be excused from performance hereunder to the extent and for the duration of such prevention, provided it first notifies the other party in writing of such prevention and that it uses its best efforts to cause the event of the force majeure to terminate, be cured or otherwise ended.

24.                               ENTIRE UNDERSTANDING

This Agreement, including any exhibits and schedules hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes and cancels all previous agreements among the parties, written and oral in respect of the subject matter hereof. In the event of any inconsistency between this Agreement and the attached Protocol, the terms of this Agreement shall govern except with regard to adverse event reporting procedures which shall be governed by the Protocol and any appendix or attachment thereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, by duly authorized representatives, as of the last date written below.

DUKE UNIVERSITY		MEDAREX, INC.

BY	/s/ R. Sanders Williams, M.D.	BY	/s/ Geoff Nichol

NAME	R. Sanders Williams, M.D.	NAME	Geoff Nichol

TITLE	Dean of School of Medicine	TITLE	Senior VP of Product Development

DATE	3/29/04	DATE	4/5/04

AGREED AND ACCEPTED:

/s/ Michael Morse

Michael Morse, MD
Principal Investigator
DATE	3/11/04

EXHIBIT A

PROTOCOL

EXHIBIT B

DISCLOSURE OF FINANCIAL INTERESTS AND ARRANGEMENTS
OF INVESTIGATOR OR OTHER RESEARCHER

As a condition of participating as a clinical investigator (“Investigator”) in the protocol entitled, “                                                                                ” (the “Study”) which is sponsored by Medarex, Inc., a New Jersey corporation (“Sponsor”), please provide the appropriate information and responses to the following statements.

Investigator’s Name:

Title:

Organization/Institution:	Date:

Please mark the applicable checkboxes.

•	I have financial arrangement(s) with Sponsor in which the value of the compensation for conducting the Study could be influenced by the outcome of the Study.

•

I have received or will receive from Sponsor, since February 2, 1999 and during the time of the Study and for one year after its completion, payment(s) of other sorts (e.g., grants to fund other ongoing research, compensation in the form of equipment not for the Study, retainer for ongoing consultation, or honoraria) that have a monetary value of more than $25,000. Such payments) exclude the costs of conducting the Study or other clinical studies.

•	I have any proprietary interest(s) in the product tested in the Study.

•

During the time of the Study and for one year after its completion, I will hold significant equity interest in Sponsor. “Significant equity interest” means any (l) ownership interest, stock options or other financial interest whose value cannot be readily determined through reference to public prices; or (2) equity interest in a publicly traded corporation that exceeds $50,000.

For those statements I have checked, details of the individuals financial arrangements and interests are attached, along with a description of steps taken to minimize the potential bias of Study results by any of the disclosed arrangements or interests.

Sponsor agrees to treat as confidential all financial arrangements and interests attached to this Exhibit and to use such disclosure to meet the requirements placed on Sponsor under 21 C.F.R. Part 54.  Investigator acknowledges and agrees that Sponsor may use such disclosure for this purpose.  During the time of the Study and for one year after its completion, Investigator shall notify Sponsor in writing of any change to the information provided in this Exhibit.

Investigator’s signature:	Date:

EXHIBIT C

BUDGET

DUKE UNIVERSITY BUDGET DEVELOPMENT WORKSHEET

Sponsor:	Medarex, Inc.
Study:	MDX-1307
PI:	Michael Morse. M.D.

Budget for One (1) Patient

Screening	No. of Units (if applicable)	Price	Overhead (25%)	Total Price

[ **** ]

DUKE UNIVERSITY PAYMENT SCHEDULE

Sponsor:	Medarex
Study:	MDX1307-01
PI:	Michael Morse, M.D.

PAYMENT SCHEDULE

EXHIBIT A

Payments shall be made to Duke University (Institution) by the Medarex (Sponsor) according to the following schedule:

[ **** ]

CONTRACT COVER SHEET

Date:  4/04

Contract Title:  Duke University

Primary Medarex Business or Scientific Contact:

(Printed) Name:     CRA: Andrea Kelly

       Contact:  Carol Craig

Department:    Clinical Operations

Responsible Medarex Attorney:

(Printed) Name:     Brian Stalter

Notes:  Clinical Trial Research Agreement

FIRST ADDENDUM
TO
CLINICAL TRIAL RESEARCH AGREEMENT

This First Addendum to Clinical Trial Research Agreement (the “Addendum”) is entered into as of the last date on the signature page hereof (the “Effective Date”), by and between DUKE UNIVERSITY, a non-profit educational and healthcare institution located at Office of Research Administration, 2424 Erwin Road, Suite 1103, Durham, NC 27705, hereinafter called the “Institution” and CELLDEX THERAPEUTICS, INC., a Delaware corporation with its principal place of business located at 222 Cameron Drive, Suite 400, Phillipsburg, NJ 08865, hereinafter called “Celldex.”

WHEREAS, the Institution had previously entered into that certain Clinical Trial Research Agreement (the “Agreement”) dated as of April 5, 2004 with Medarex, Inc. (“Medarex”); and

WHEREAS, on April 6, 2004 Medarex and Celldex entered into that certain Assignment and License Agreement (the “Assignment”), pursuant to which Medarex assigned the Agreement to Celldex in accordance with the terms of Section 16 of the Agreement; and

WHEREAS, as of the date of the Assignment, Celldex was a wholly-owned subsidiary and an affiliate of Medarex; and

WHEREAS, as of the Effective Date of this Addendum, Celldex is a majority-owned subsidiary and an affiliate of Medarex; and

WHEREAS, the Institution and Celldex desire to make certain modifications to the terms of the Agreement;

NOW, THEREFORE, based upon the promises and mutual covenants set forth herein, the parties agree as follows:

1.             NAME REFERENCES.  The parties agree that all references in the Agreement to Medarex, Inc. shall be amended to read Celldex Therapeutics, Inc. and all references to Medarex shall be amended to read Celldex.  In addition, except as set forth in the immediately succeeding sentence, all references in the Agreement to [ **** ] shall be amended to read [ **** ].  Similarly, all references in the Study title to [ **** ] shall be amended to read [ **** ].

2.             TERM OF AGREEMENT.  The first sentence of Section 5B shall be amended to read as follows:

“It is anticipated that the Study shall begin in March 2004 and shall be completed on or before June 30, 2009.”

3.             INDEMNIFICATION AND INSURANCE.  Section 13D shall be amended to read in its entirety as follows:

“D.     Celldex agrees to pay any reasonable medical expenses for treatment of research related injuries which are a direct result of the investigational drug or device properly administered in accordance with the Study Protocol to the extent the expenses for such treatment are not covered by the injured Study subject’s commercial medical insurance.  However, it is understood and agreed that neither Institution nor Study subject will be required to seek reimbursement from Medicare, Medicaid or Tricare.”

4.             BUDGET.   Patients enrolled in the fourth cohort of Protocol [ **** ], as provided for in the 6th Amendment to the Clinical Study Protocol, will be reimbursed according to Exhibit A (the “Budget”), dated September 25th, 2006, attached hereto, the terms of which Exhibit A are incorporated in full into this Addendum by reference.

5.             NOTICE.  Section 15 shall be amended to read the Institution’s address and the address for the copy as follows:

“To Institution:	Office of Research Administration
2424 Erwin Road, Suite 1103
Durham, NC 27705
With a copy to:	Michael Morse, M.D.
Box 3233 Med Ctr
Durham, NC 27710”

5.             COST AND PAYMENT.  Section 8 shall be amended to read the Institution’s new mailing address for payments as follows:

Payee:	Duke University
Mailing address:	Clinical Research Office Support
2424 Erwin Road, Suite 504
Durham, NC 27705
ATTN: Post-Award Division

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed, by duly authorized representatives, as of the last date written below.

DUKE UNIVERSITY		CELLDEX THERAPEUTICS, INC.

By:	/s/ R. Sanders Williams	By:	/s/ Thomas Davis
Name:	R. Sanders Williams, M.D.	Name:	Thomas Davis, MD
Title:	Dean, Schoo1 of Medicine	Title:	CMO
Date:	11/14/06	Date:	11/20/06

EXHIBIT A

Budget for One (1) Patient (Cohort 4; Patients treated at 2.5 mg [ **** ] with GM-CSF)

Screening	No. of Units (if applicable)	Price	Overhead (25%)	Total Price
Study Coordinator
Protocol Review/Initiation visit with sponsor		[ **** ]	[ **** ]	[ **** ]
Obtain informed consent		[ **** ]	[ **** ]	[ **** ]
Inclusion/Exclusion Criteria-review patient chart		[ **** ]	[ **** ]	[ **** ]
Collect demographic data		[ **** ]	[ **** ]	[ **** ]
Patient setup (study calendar, supplies, scheduling visits, blood work, patient assistance)		[ **** ]	[ **** ]	[ **** ]
ECOG Performance Status		[ **** ]	[ **** ]	[ **** ]
Tumor Archived		[ **** ]	[ **** ]	[ **** ]
Medical History		[ **** ]	[ **** ]	[ **** ]
Chest X-ray and EKG		[ **** ]	[ **** ]	[ **** ]
Vital signs, body weight and height		[ **** ]	[ **** ]	[ **** ]
Record Concomintant Medication		[ **** ]	[ **** ]	[ **** ]
AE/Toxicity Assessment		[ **** ]	[ **** ]	[ **** ]
Pull scans, film, retrieve tissue, blood sample		[ **** ]	[ **** ]	[ **** ]
Schedule lab tests, cardiology and radiology procedures		[ **** ]	[ **** ]	[ **** ]
Kit preparation, form completion and shipping		[ **** ]	[ **** ]	[ **** ]
Query case report forms (per visit)		[ **** ]	[ **** ]	[ **** ]
Record in case report forms (per visit)		[ **** ]	[ **** ]	[ **** ]
Subtotal		[ **** ]	[ **** ]	[ **** ]

Phlebotomist:
Sample collection		[ **** ]	[ **** ]	[ **** ]
Subtotal		[ **** ]	[ **** ]	[ **** ]

Principal Investigator:
Protocol Review		[ **** ]	[ **** ]	[ **** ]
PI Fee		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Data Manager:
Case Report Review/Training		[ **** ]	[ **** ]	[ **** ]
Case Report Form database setup-patient entry		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Clinical Procedures and Tests:
CT Scans (Abd., chest, pelvis)	soc	$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00
Total Screening Fee:				[ **** ]

Treatment (Visit 2, 7 and 8)	No. of Units (if applicable)	Price	Overhead (25%)	Total Price
Study Coordinator:
Vital Signs		[ **** ]	[ **** ]	[ **** ]
ECOG Performance Status		[ **** ]	[ **** ]	[ **** ]
Record Concomintant Medication		[ **** ]	[ **** ]	[ **** ]
CDX 1307 Vaccination		[ **** ]	[ **** ]	[ **** ]
AE/Toxicity Assessment		[ **** ]	[ **** ]	[ **** ]
Kit preparation, form completion and shipping		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

GM-CSF
500 mcg vial		[ **** ]	[ **** ]	[ **** ]
Dispensing Fee		[ **** ]	[ **** ]	[ **** ]
Subtotal				[ **** ]

Phlebotomist:
Sample Collection		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Principal Investigator:
PI Fee		[ **** ]	[ **** ]	[ **** ]
NA		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Data Manager:
Case Report Form Entry		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Clinical Procedures and Tests:
Leukapheresis		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Other Facility Fee Charges (Room Use at Duke Clinic)
NA		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00

Pharmacy:
Dispense		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]
Total Visit 2, 7 and 8 Fees:				[ **** ]

Treatment (Visit 3, 4 and 6)	No. of Units (if applicable)	Price	Overhead (25%)	Total Price
Study Coordinator:
Vital Signs		[ **** ]	[ **** ]	[ **** ]
Record Concomintant Medication		[ **** ]	[ **** ]	[ **** ]
AE/Toxicity Assessment		[ **** ]	[ **** ]	[ **** ]
Kit Preparation, form completion and shipping		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Phlebotomist:
Sample Collection		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Principal Investigator:
PI Fee		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Data Manager:
Case Report Form Entry		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Clinical Procedures and Tests:
Physical Exam (visit 3 & 4)		[ **** ]	[ **** ]	[ **** ]
Leukapheresis		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	[ **** ]

Other Facility Fee Charges (Room Use at Duke Clinic)
NA		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00

Pharmacy:
Dispense		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00
Total Visit 3, 4 and 6 Fees:				[ **** ]

Treatment (Visit 5)	No. of Units (if applicable)	Price	Overhead (25%)	Total Price
Study Coordinator:
Vital Signs		[ **** ]	[ **** ]	[ **** ]
Record Concomintant Medication		[ **** ]	[ **** ]	[ **** ]
CDX-1307 Vaccination		[ **** ]	[ **** ]	[ **** ]
AE/Toxicity Assessment		[ **** ]	[ **** ]	[ **** ]
Kit Preparation, form completion and shipping		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

GM-CSF
500 mcg vial		[ **** ]	[ **** ]	[ **** ]
Dispensing Fee		[ **** ]	[ **** ]	[ **** ]
Subtotal:				[ **** ]

Phlebotomist:
Sample Collection		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Principal Investigator:
PI Fee		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Data Manager:
Case Report Form Entry		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Clinical Procedures and Tests:
NA		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00

Other Facility Fee Charges (Room Use at Duke Clinic)
Nurse Room (nurse visit only)		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00

Pharmacy:
Dispense		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]
Total Visit 5 Fee:				[ **** ]

Treatment (Treatment Visit 9)	No. of Units (if applicable)	Price	Overhead (25%)	Total Price
Study Coordinator:
Vital Signs		[ **** ]	[ **** ]	[ **** ]
Record Concomintant Medication		[ **** ]	[ **** ]	[ **** ]
AE/Toxicity Assessment		[ **** ]	[ **** ]	[ **** ]
Kit preparation, form completion and shipping		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Principal Investigator:
PI Fee		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Phlebotomist:
Sample Collection		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Data Manager:
Case Report Form Entry		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Clinical Procedures and Tests:
Leukapheresis		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Pharmacy:
Dispense		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00
Total Visit 9 Fee:				[ **** ]

Treatment (Visit 10, 11 and 12)	No. of Units (if applicable)	Price	Overhead (25%)	Total Price
Study Coordinator:
Vital Signs		[ **** ]	[ **** ]	[ **** ]
ECOG Performance Status		[ **** ]	[ **** ]	[ **** ]
Chest X-ray and EKG		[ **** ]	[ **** ]	[ **** ]
Record Concomintant Medication		[ **** ]	[ **** ]	[ **** ]
AE/Toxicity Assessment		[ **** ]	[ **** ]	[ **** ]
Kit preparation, form completion and shipping		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Phlebotomist:
Sample Collection		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Principal Investigator:
PI Fee		[ **** ]	[ **** ]	[ **** ]
NA		$0.00	$0.00	$0.00
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Data Manager:
Case Report Form Entry		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Clinical Procedures and Tests:
NA		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00

Other Facility Fee Charges (Room Use at Duke Clinic)
NA		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00

Pharmacy:
NA		$0.00	$0.00	$0.00
Subtotal:		$0.00	$0.00	$0.00

Total Visit 10, 11 and 12 Fees:				[ **** ]

Treatment (Treatment Visit 9)	No. of Units (if applicable)	Price	Overhead (25%)	Total Price
Study Coordinator:
Vital Signs		[ **** ]	[ **** ]	[ **** ]
ECOG Performance Status		[ **** ]	[ **** ]	[ **** ]
Record Concomintant Medication		[ **** ]	[ **** ]	[ **** ]
AE/Toxicity Assessment		[ **** ]	[ **** ]	[ **** ]
Kit preparation, form completion and shipping		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Phlebotomist:
Sample Collection		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Principal Investigator:
PI Fee		[ **** ]	[ **** ]	[ **** ]
NA		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Data Manager:
Case Report Form Entry		[ **** ]	[ **** ]	[ **** ]
Subtotal:		[ **** ]	[ **** ]	[ **** ]

Total Fee For Each Follow-up Visit Per Patient				[ **** ]

OTHER COSTS-For items to be invoiced	Price	Overhead (25%)	Total Price
CT chest w/wo enhancement ([ **** ]); CT abdomen w/wo enhancement ([ **** ]); CT pelvis w/wo enhancement ([ **** ]) [ **** ]per scan	[ **** ]	[ **** ]	[ **** ]
IRB Protocol Amendment review (each new amendment reviewed by full board)	[ **** ]	[ **** ]	[ **** ]
IRB Protocol Renewal (yearly)	[ **** ]	[ **** ]	[ **** ]
Hotel Stays (per night) if requested for patients living beyond 35 miles from Duke	[ **** ]	[ **** ]	[ **** ]
Meals-if requested for patients living beyond 35 miles from Duke-per day	[ **** ]	[ **** ]	[ **** ]
Parking-per day (only for patients staying overnight to receive treatment living 35 miles beyond Duke)(per day)	[ **** ]	[ **** ]	[ **** ]
Tumor hCG-B Immunohistochemistry	[ **** ]	[ **** ]	[ **** ]

Screen Failure Visits (1 enrolled for every 3 screened) (Note, Sponsor will be billed for every required test by protocol completed for screening separately; [ **** ]will be used to offset nursing time.)

	[ **** ]	[ **** ]	[ **** ]

Note: For Items and services that are provided solely to satisfy data collection and analysis needs and are not used in the direct clinical management of the patient.

Payment Schedule

Exhibit A

Payments shall be made to Duke University (Institution) by Celldex (Sponsor) according to the following schedule:

I.  Payment Schedule:  Sponsor agrees to make payment to institution on a quarterly basis.  Payments will be based on the number of patients enrolled, each visit completed, and CRF’s and study materials receiving during the quarter.

The Institution will be paid according to the following milestones visits below to institution:

Screening/BL	[ **** ]
Visit 2	[ **** ]
Visit 3	[ **** ]
Visit 4	[ **** ]
Visit 5	[ **** ]
Visit 6	[ **** ]
Visit 7	[ **** ]
Visit 8	[ **** ]
Visit 9	[ **** ]
Visit 10	[ **** ]
Visit 11	[ **** ]
Visit 12	[ **** ]
Total	[ **** ]

Follow-up (see note below)

Each patient follow-up visit (every 3 months or until progression of disease up to 3 years at $637.50 per patient/per visit to be invoiced separately.)

II. OTHER COSTS-For items to be invoiced	Price	Overhead (25%)	Total Price
CT chest w/wo enhancement [ **** ]); CT abdomen w/wo enhancement ([ **** ]); CT pelvis w/wo enhancement [ **** ])	[ **** ]	[ **** ]	[ **** ]
IRB Protocol Amendment review (each new amendment reviewed by full board)	[ **** ]	[ **** ]	[ **** ]
IRB Protocol Renewal (yearly)	[ **** ]	[ **** ]	[ **** ]
Hotel Stays (per night) if requested for patients living beyond 35 miles from Duke	[ **** ]	[ **** ]	[ **** ]
Meals-if requested for patients living beyond 35 miles from Duke-per day	[ **** ]	[ **** ]	[ **** ]
Parking-per day (only for patients staying overnight to receive treatment living 35 miles beyond Duke)(per day)	[ **** ]	[ **** ]	[ **** ]
Tumor hCG-B Immunohistochemistry	[ **** ]	[ **** ]	[ **** ]

Screen Failure Visits (1 enrolled for every 3 screened) (Note, Sponsor will be billed for every required test by protocol completed for screening separately; [ **** ] will be used to offset nursing time.)

	[ **** ]	[ **** ]	[ **** ]

Note: For Items and services that are provided solely to satisfy data collection and analysis needs and are not used in the direct clinical management of the patient.

III.  Materials

Sponsor agrees to supply any materials associated with the performance on this study.  Materials include but are not limited to:

Test tubes and storage devices for specimens to be shipped

Packing materials for shipment of research specimens

Mail Express Account Numbers for lab shipments